Third Quarter 2026 Corporate Update November 4, 2026 EXHIBIT 99.2

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.  The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this presentation. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT’s ability to obtain funding for our operations, future capital requirements and future growth, and to continue as a going concern; PCT’s ability to meet, continue to meet, and comply on an ongoing basis with, the numerous regulatory requirements applicable to our PureFive® resin both generally and in food-grade applications and, more broadly, the operations of our facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos Engineering, LLC, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon us and our subsidiaries by the funding for our operations, including the funding for the Ironton Facility and the Planned Facilities (as defined below); PCT’s ability to minimize or eliminate the many hazards and operational risks at our manufacturing facilities that can result in potential injury to individuals, disrupt our business, including interruptions or disruptions in operations at our facilities, and subject us to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, the new polypropylene recycling facility in Thailand (the "Thailand Facility"), our first commercial-scale European plant located in Antwerp, Belgium (the "Belgium Facility"), and the purification facility to be built in Augusta, Georgia (the "Augusta Facility" and, together with the Thailand Facility and the Belgium Facility, the “Planned Facilities”) in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at our planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy, which includes PCT's ability to bring a total of one billion pounds of installed polypropylene recycling capability online in the future, and our ability to meet related construction, regulatory, and financing requirements; the ability to negotiate multi-year offtake agreements at appropriate margins to fund ongoing operations; the possibility that PCT may be adversely affected or potentially impacted by economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, regulatory developments and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future Feed PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs and global conflicts, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost, and the temporary spike in prices due to global conflicts such as the current conflicts in the Middle East and between Russia and Ukraine; the development of direct competitors in the recycled polypropylene segment that could impact the demand for PCT’s products; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party; geopolitical risk and changes in applicable laws or regulations; changes in the prices and availability of labor (including labor shortages), turnover in employees, and increases in employee-related costs; any business disruptions due to political or economic instability, pandemics, or armed hostilities (including the ongoing conflict between Russia and Ukraine and instability in the Middle East); and operational risks associated with the ability to operate the Ironton Facility and the Planned Facilities, as and when operative, at nameplate capacity. PCT undertakes no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

Non-GAAP Financial Measures PCT uses certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP") to supplement its financial statements. The Company's primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. The Company defines EBITDA as net income before interest expense, interest income, taxes and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items and other items that are not indicative of the Company’s core operating activities. This supplemental information should not be considered in isolation or as a substitute for the GAAP measures presented herein. The table on slide 12 provides a reconciliation from Net Income (Loss) to EBITDA and Adjusted EBITDA for the specified periods.

PCT Highlights Operations Ironton produced 5.2MM lbs in Q3; operational issues that limited production were resolved Production is now in line with current branded commercial demand On-site compounding transitioned to 24/7 availability and is accelerating many customer programs Feedstock agreement with WM, the largest recycler in North America, for up to 25MM lbs/yr; three-year term beginning November 2026; also working with WM on circularity programs with brands Commercial Railcar shipments started in Q4 to a large customer for hot lids, expected to represent a 7–8MM lbs/yr program once fully ramped Branded programs shipping, under purchase order, in contract negotiation, or final qualification are expected to reach approximately 45-55 million pounds per year at full ramp, which would approach the 40 to 50% utilization range P&G products on shelves (Tide, Downy, Gain); shipments to a large global cosmetics company are expected to begin in Q4 Two large quick-service restaurant (QSR) cold-cup programs are qualified with a major converter; launches were initially expected in 2026 but were delayed to 2027 following the New Jersey extension; term sheet conditions are agreed upon Q3 revenue of $2.3MM primarily reflects operational issues in the quarter and the NJ delays Growth Thailand project financing: negotiating final terms and conditions for financial close Thailand groundbreaking tentatively set to follow financial close; expected to be operational 18-20 months following close Growth projects have reached internal milestones; discretionary spending is on hold until commercial progress at Ironton supports further investment Finance $193MM of liquidity at quarter-end, plus the undrawn $200MM revolver, now extended to September 2028 Monthly operations spending $7.8MM, below the $8–9MM range Cost measures in Q4 2026 and Q1 2027 lower breakeven; project and growth spend directionally lower Overview Operations Commercial Growth Finance

Reliability Improved, Production in Line with Demand Quarterly rPP Production (MM lbs) Production Commentary Operational issues in Q3 limited production and were resolved Production follows customer orders: as programs convert, the priority is supplying each customer consistently to specification, so production rises with shipments Q3 production of 5.2MM lbs On-site compounding moved to 24/7 availability; more than 20 grades formulated in-house Compounding on site is accelerating many customer programs; grades are developed and adjusted to customers’ specifications at Ironton, shortening the time from trial to shipment Continue to make incremental improvements at Ironton to reduce operating costs WM feedstock agreement signed: up to 25MM lbs/yr for three years from November 2026; relationship extends to circularity programs with brands Overview Operations Commercial Growth Finance

Overview Operations Commercial Growth Finance Pipeline Converting Into Branded Orders and Shipments Some programs that were in trials in July have railcar orders today. 1 · PIPELINE Progressing faster On-site compounding and stronger supply chain processes drive conversions and faster trial progress. HIGHLIGHTS 67 programs advanced a stage since July 1 24 compounding grades in-house 19 new Asia-Pacific programs since July 20 qualified applications, up from 10 at end of Q2 2 · ORDERS AND CONTRACTING Branded orders are converting Programs through trials are converting to orders, with more negotiating to close. HIGHLIGHTS First branded railcar PO in October   QSR cups: supply agreement under negotiation Personal care white grade approved, final trial set ~39MM lbs/yr contracting or final qualification 3 · SHIPMENTS Shipments broadening to include large, branded customers Railcar deliveries across multiple customers. HIGHLIGHTS Railcars of resin for hot lids are moving P&G caps on shelves: Tide, Downy, Gain Shampoo closures expected to begin in Q4 ~12MM lbs/yr shipping or ordered ANNOUNCED TODAY Commercial activities with a large global cosmetics company were announced in a LinkedIn post. Together, 45-55MM lbs/yr expected once fully ramped, approaching the 40–50% utilization range.

Overview Operations Commercial Growth Finance Regulatory Changes in New Jersey and California New Jersey delayed the requirement for PCR in food-contact packaging and kept the 2027 non-food in place; California now pays for recycled polypropylene, fines for virgin DELAYED BY NEW JERSEY Food contact Food-contact exemption extended from 2027 to 2030 (NJDEP, Sept 2, 2026) PROGRAMS Approximately 15 food-contact programs delayed out of 2H 2026 Still targeting some conversions for 2027, including two large QSR cold-cup programs ~50MM lbs/yr expected once fully ramped ACCELERATED BY NEW JERSEY Non-food rigid containers Minimum recycled content for non-food rigid containers rises to 20% on January 1, 2027 PROGRAMS Shampoo closures, storage totes Laundry caps, cosmetics closures 35-40MM lbs/yr expected once fully ramped ACCELERATED BY CALIFORNIA Film and flexible packaging SB 54 plan pays $500/ton on APR-certified polypropylene PCR from 2027 PROGRAMS Successful branded snack film industrial trial in early November 30-35MM lbs/yr expected once fully ramped Sources: NJDEP, Sept 2, 2026; CAA SB 54 program plan, Oct 13, 2026, rates operative on CalRecycle approval.

New Jersey Delays Food Contact; California Adds a Bonus

The New Jersey mandate stands with food contact deferred to 2030, and California's SB 54 plan pays a bonus for recycled polypropylene.

New Jersey

Minimum recycled content, by year it applies

	2024	2027	2030
Food-contact containers DELAYED BY NJ	Exempt	Exempt	Applies
Non-food rigid containers ACCELERATED BY NJ	10%	20%	30%
Beverage containers ACCELERATED BY NJ	15%	20%	25%

Food-contact exemption extended from 2027 to 2030 (NJDEP, Sept 2, 2026).
PureFive® approved as recycled content in May 2026.

California

SB 54 program plan, Circular Action Alliance, Oct 13, 2026

$0.25/lb	Bonus on APR-certified polypropylene PCR content
$0.05–0.10/lb	Malus fee on all virgin plastic ($100–200/ton), rising from 2027 to 2029

Rates operative on CalRecycle approval.
PureCycle holds a new three-year APR certificate (Q3 2026).

Neither state currently recognizes chemical recycling output as recycled content.

PURECYCLE™ Overview | Operations | Commercial | Growth | Finance 8

Near-Term Branded Applications Are Moving to Contracts

Programs contracted and shipping, or in final or initial contracting: 45-55MM lbs/yr expected once fully ramped

CUSTOMER	APPLICATION	STATUS	EXPECTED TIMING	VOLUME (MM lbs/yr) (once fully ramped)
CONTRACTED AND SHIPPING				**~12**
P&G (phase 1) NON-FOOD	Tide, Downy, and Gain caps; ZzzQuil lids	On shelves now; pipeline expanding	Shipping	
Large customer FOOD CONTACT	Three applications including white hot lids	Trucks in Q3; first railcar PO October	Shipping; fully ramped Q1 2027	
Global cosmetics company NON-FOOD	Shampoo closure, 100% recycled content	End-use and shelf-life testing	Shipping; fully ramped Q4 2026	
Other	Deli food containers, etc.	On shelves	Shipping	
FINAL CONTRACTING				**~10**
Major QSR FOOD CONTACT	Clear cold cups	Qualified August; end-use testing; supply agreement under negotiation	Q1 to Q2 2027	
P&G (other phase 1) NON-FOOD	Caps and closures	Final shelf-life testing	Q1 to Q2 2027	
INITIAL CONTRACTING				**~29**
Personal care company NON-FOOD	Deodorant sticks	White grade approved; final trial early November	Q1 2027	
Major QSR FOOD CONTACT	Clear cold cups	Final shelf-life testing	Q1 to Q2 2027	
Other FOOD CONTACT	Dip cups, souvenir cups, etc.	Various PCR grades in final qualification	2027	

EXPECTED VOLUME: NEXT IN LINE, NOT IN THE TOTAL

Cosmetics black closures
Planning; sequenced after the Q4 start
Mid-2027 | 3-5MM lbs/yr

Food containers, major converter
Industrial-scale trials
Q2 2027 | 8-12MM lbs/yr

Snack film: 12 new programs
Industrial trial Nov; nine-month plan
Mid-2027 | 10-15MM lbs/yr

P&G phase 2
Target ramp
Mid-2027

NEXT IN LINE, TOTAL
30-45MM
lbs/yr expected once fully ramped

PURECYCLE™
Overview | Operations | Commercial | Growth | Finance
9

Pipeline Continued to Build Through October Overview Operations Commercial Growth Finance Despite 15 programs delayed by New Jersey, qualified applications doubled from 10 to 20 since the end of Q2. 55 BRANDS 50 CONVERTERS 38 APPLICATIONS 24 COMPOUNDING GRADES Qualification stages, and how each moved in Q3 and October 61 Samples shipped +3 since Q2 72 Active customer trials +3 since Q2 20 Qualified applications +10 since Q2 17 Commercial production CONSISTENTLY PRODUCING SOME OF THE HARDEST APPLICATIONS IN THE MARKET Clear cold cups Clear film Injection-molded caps White hot lids

Thailand: Project Financing Terms Under Negotiation Project Financing Final terms and conditions for financial close under negotiation More than $85MM of the $250MM project invested to date in equipment and engineering Timeline & BOI Groundbreaking to be scheduled once the timing of financial close is clear Construction permit issued September 2026 BOI approval and Fast Pass in place Seven feedstock LOIs (1.4–2.4x plant need) and 16 offtake LOIs (up to ~1.5x nameplate) Capital Plan 2027 project spend depends on the timing of the Thailand financing Line 1 uses existing brownfield infrastructure, lowering capex Additional lines would build on Line 1 infrastructure for further capex savings Overview Operations Commercial Growth Finance

Q3 2026 Financial Metrics

Adjusted EBITDA Reconciliation (in millions)

	Q3 2026	Q3 2025
Net income/(loss)	$6.9	$(28.4)
Plus: Interest expense	14.8	16.2
Less: Interest income	(2.0)	(2.9)
Plus: Depreciation and amortization	7.5	7.3
EBITDA	**27.2**	**(7.8)**
Adjustments:		
Plus: Equity-based compensation	2.1	2.9
Plus/(Less): Change in fair value of warrants	(58.6)	(23.7)
Plus/(Less): Change in fair value of put option	1.3	—
Adjusted EBITDA	**$(28.0)**	**$(28.6)**

Key Performance Indicators

	Q3 2026	Q2 2026	Q3 2025
Consolidated			
Revenue ($MM)	$2.3	$4.5	$2.4
Monthly Ops. Spending ($MM)*	$7.8	$8.4	$8.3
Ironton Purification			
PureFive® Production (MM lbs)	5.2	4.5	7.3
Other Production (MM lbs)	0.9	0.1	0.6
Feedstock Processed (MM lbs)	5.8	5.0	8.1

Other Production includes co-products and other saleable volumes, net of reprocessed material.

* Average monthly cash spend on operations and corporate costs, excluding materials purchases, turnaround costs (in project spend), and severance and other costs to implement the savings measures. All periods are on the same basis, with Q2 2026 restated to include equipment lease payments ($8.3MM/mo as reported).
Other Production includes co-products and other saleable volumes, net of reprocessed material.
Q3 2026 net income includes a $58.6MM non-cash gain on the change in fair value of warrants. Figures in millions, rounded to one decimal.

PURECYCLE™ Overview Operations Commercial Growth Finance 12

Q3 2026 Capital Usage Overview Operations Commercial Growth Finance Q3 Cash Walk Ongoing spend $31.4MM: $7.8MM average monthly operations spending plus $2.7MM a month materials Debt service $3.3MM, including the $1.0MM revolver extension fee Project spend $13.0MM: Ironton $5.7MM, Antwerp $2.6MM, Thailand $2.0MM, other $2.7MM Q4 2026 Outlook Expected project spend ~$4MM, mainly committed costs of other projects; full year approx. $51MM; excludes financing-dependent spend Debt service $9.4MM, mainly the December 1 revenue bond payment 2027 Outlook 2027 project spend depends on the timing of the Thailand financing; project and growth spend directionally lower; Continued cost reduction measures: maintenance and contractors, roles and temporary labor, outside services, logistics and storage, nitrogen supply Financing $200MM revolver undrawn, extended to September 30, 2028; capital structure otherwise unchanged since the June 2026 refinancing No proceeds assumed from $272MM of warrants, $76MM of revenue bonds or equipment financing Q2 Total Liquidity $236.9 Operations Cost (incl. Denver & Feedstock) (23.1) Corporate Expenses (8.3) Total Ongoing Spend (31.4) Cash from Customers 4.2 Project & Turnaround Spend (13.0) Debt Service (3.3) Working Capital & Other (0.4) Q3 Total Liquidity $193.0

Liquidity and Potential Capital Sources Available liquidity at 9/30/26 ($MM) Component 9/30/26 6/30/26 Cash and cash equivalents 109.0 165.2 Marketable securities (AFS) 71.4 59.6 Restricted cash 12.6 12.1 Total liquidity (as reported) $193.0 $236.9 Undrawn revolver Available through September 30, 2028 200.0 200.0 Total available liquidity $393.0 $436.9 Potential future sources (not included in liquidity) Source Amount ($MM) Trigger / condition Revenue bonds held by PCT (face value) 75.6 Monetize at PCT's election, subject to market conditions Owned PreP equipment (original cost) 67.3 Available for equipment financing at PCT's election Warrants (exercise proceeds) 272.0 $11.50 strike; expire March 17, 2027; redeemable at $14.38 Overview Operations Commercial Growth Finance

Overview Operations Commercial Growth Finance Priorities Into 2027 1 Deliver on customer orders Railcars to a large customer; shipments start in Q4 for a large global cosmetics company and, on approval, a large global personal care company. 2 Convert programs closest to contract Programs in contract negotiation and final qualification move to purchase orders, including large non-food and film programs. 3 Lower operations spending Cost measures take effect in the fourth quarter and the first quarter of 2027, and further growth spending depends on commercial progress at Ironton. 4 Close Thailand financing Construction permit and incentives in place; final terms of the project financing under negotiation. Fernando Musa, Executive Chairman Effective November 3, 2026; PureCycle director since 2021 Polyolefins at scale Global CEO of Braskem, 2016–2019; led Braskem America, the leading US polypropylene producer Bio-based plastics Supported Braskem’s I’m green scaling into Europe and North America, the first renewable polyethylene made at industrial scale Role Supports the commercial ramp and scaling alongside the management team

Third Quarter 2026 Corporate Update November 4, 2026